LEGG MASON TAX-FREE INCOME FUND

                    Legg Mason Maryland Tax-Free Income Trust
                  Legg Mason Pennsylvania Tax-Free Income Trust
               Legg Mason Tax-Free Intermediate-Term Income Trust

                   Supplement to the Primary Class Prospectus
                              dated August 1, 2004



The following information is applicable to Legg Mason Maryland Tax-Free Income Trust.

The second sentence of the first paragraph on page 2 of the Prospectus under the section "Principal Investment Strategies" is replaced in its entirety with the following:

         The adviser anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser's market outlook, the average maturity may be somewhat longer or shorter than this.


                                    * * * * *

The following information is applicable to Legg Mason Pennsylvania Tax-Free Income Trust.

The second sentence of the third paragraph on page 3 of the Prospectus under the section "Principal Investment Strategies" is replaced in its entirety with the following:

         The adviser anticipates that the dollar-weighted average maturity for the fund will be in the long-intermediate to long-term range (generally from 7 to 20 years) although, at times, depending on the adviser's market outlook, the average maturity may be somewhat longer or shorter than this.




                     This supplement is dated June 15, 2005.

     You  should  retain  this   supplement  with  your  prospectus  for  future
reference.